UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2005
QUANTUM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-13449	94-2665054
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1650 Technology Drive, Suite 800, San Jose, CA	95110
(Address of principal executive offices)	(Zip Code)

408-944-4000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material DefinitiveAgreement.

          On October 26, 2005, Quantum amended and restated its secured senior credit facility and amended the synthetic lease facility to: (i) extend the maturity on the secured senior credit facility from March 30, 2006 to October 26, 2008, (ii) adjust several covenant requirements and the fee structure, and (iii) in the case of the secured senior credit facility, consolidate into one document the underlying agreement and all previous amendments.

          Specifically, Quantum entered into: (a) the Amended and Restated Credit Agreement, dated as of October 26, 2005, among Quantum and its bank group (the original agreement was filed as Exhibit 10.3 to Quantum's Form 10-Q filed February 12, 2003; the First Amendment was filed as Exhibit 10.7 to Quantum's Form 10-Q filed November 12, 2003; the Second Amendment was filed as Exhibit 10.9 to the Quantum's Form 10-Q filed November 12, 2003; and the Third Amendment was filed as Exhibit 10.24 to Quantum's Form 10-K filed June 14, 2004, and the Fourth Amendment was filed as Exhibit 10.1 to Quantum’s Form 8-K filed January 5, 2005); (b) Sixth Amendment to Participation Agreement, dated as of December 17, 2002, between Quantum and its bank group (the original Participation Agreement and its first four amendments were filed concurrently with the Credit Agreement as described above; the Fifth Amendment was filed as Exhibit 10.50 to Quantum’s Form 10-K filed June 8, 2005); and (c) Fifth Amendment to Master Lease, Deed of Trust with Absolute Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of December 17, 2002, between Selco Service Corporation, as Lessor, and Quantum, as Lessee (the original Master Lease and its amendments were filed concurrently with the Credit Agreement as described above).

          A general description of Quantum’s secured senior credit facility and synthetic lease facility may be found beginning on page 30 of “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Liquidity and Capital Resources” in Quantum’s Form 10-Q for the period ended June 27, 2005, filed on August 5, 2005.

          The Amended and Restated Credit Agreement, Sixth Amendment to Participation Agreement and Fifth Amendment to Master Lease are filed with this Form 8-K as exhibits.  The description above is qualified by reference to the actual text of the agreements.

Item 9.01. Financial Statements, and Exhibits.

(c)	Exhibits.

10.1	Amended and Restated Credit Agreement, among Quantum Corporation, Keybank National Association, as Administrative Agent, and the other lenders, dated as of October 26, 2005

10.2

Sixth Amendment to Participation Agreement, among Quantum Corporation, Selco Service Corporation, as Lessor, Keybank National Association, as Agent, and the other participants, dated as of October 26, 2005

10.3

Fifth Amendment to Master Lease, Deed of Trust with Absolute Assignment of Leases and Rents, Security Agreement and Fixture Filing, between Quantum Corporation and Selco Service Corporation, dated as of October 26, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANTUM CORPORATION

By:	/s/ SHAWN HALL
Shawn Hall Executive Vice President, General Counsel and Secretary

Dated:    November 1, 2005

EXHIBIT INDEX

Exhibit	Description
10.1	Amended and Restated Credit Agreement, among Quantum Corporation, Keybank National Association, as Administrative Agent, and the other lenders, dated as of October 26, 2005

10.2

Sixth Amendment to Participation Agreement, among Quantum Corporation, Selco Service Corporation, as Lessor, Keybank National Association, as Agent, and the other participants, dated as of October 26, 2005

10.3

Fifth Amendment to Master Lease, Deed of Trust with Absolute Assignment of Leases and Rents, Security Agreement and Fixture Filing, between Quantum Corporation and Selco Service Corporation, dated as of October 26, 2005